                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12

                                        SEGUE SOFTWARE, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement,
                           if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                              SEGUE SOFTWARE, INC.
                               201 SPRING STREET
                         LEXINGTON, MASSACHUSETTS 02421
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 8, 2001
                             ---------------------

To the Stockholders of Segue Software, Inc.

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Segue Software, Inc., a Delaware corporation (the "Company"), will be held on Friday, June 8, 2001 at 10:00 a.m. at the Conference Center of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 for the following purposes:

    1. To elect eight members to the Board of Directors to hold office until the 2002 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

    2. To consider and act upon a proposal to approve an amendment to the Company's 1996 Employee Stock Purchase Plan, as amended;

    3. To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

    4. To consider and act upon any other matters that may be properly brought before the Annual Meeting and any adjournments or postponements thereof.

    Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

    The Board of Directors has fixed the close of business on April 20, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting at the Company's offices at 201 Spring Street, Lexington, Massachusetts.

    All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, which is being solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed pre-addressed, postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors

                                          SAMUEL GALLO
                                          SECRETARY

Lexington, Massachusetts
April 27, 2001

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                              SEGUE SOFTWARE, INC.
                               201 SPRING STREET
                         LEXINGTON, MASSACHUSETTS 02421

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                    FOR 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 8, 2001

                                                                  April 27, 2001

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Segue Software, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at its 2001 Annual Meeting of Stockholders to be held at the Conference Center of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts on Friday, June 8, 2001 at 10:00 a.m., and any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon the election of eight members of the Board; to consider and act upon a proposal to approve an amendment (the "Stock Purchase Plan Amendment") to the Company's 1996 Employee Stock Purchase Plan, as amended (the "Stock Purchase Plan"); to consider and act upon a proposal to ratify the appointment of Grant Thornton LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2001; and to consider and act upon any other matters properly brought before them.

    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to the stockholders of the Company on or about
April 27, 2001. The Board has fixed the close of business on April 20, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them. As of the Record Date, there were 9,532,907 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

    The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum. The Company's By-laws (the "By-laws") provide that the affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting is sufficient to approve each proposal, other than the election of directors. Under the Nasdaq Stock Market rules, the Stock Purchase Plan Amendment proposal must receive a majority of the total votes cast on such proposal in person or by proxy. Based on the foregoing, abstentions and broker non-votes will have no impact on the outcome of the proposals. A plurality of votes cast will be required for the election of directors. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not affect the election of the candidates receiving a plurality of votes. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE

ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTOR OF THE COMPANY NAMED IN THIS PROXY STATEMENT; FOR THE PROPOSAL TO APPROVE THE STOCK PURCHASE PLAN AMENDMENT; AND FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. UNLESS OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    A stockholder of record may revoke his or her proxy at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. A stockholder of record who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. The presence (without further action) of a stockholder at the Annual Meeting will not constitute a revocation of a previously given proxy.

    The Company's 2000 Annual Report to Stockholders (the "Annual Report"), including financial statements for the fiscal year ended December 31, 2000 ("Fiscal 2000"), is being mailed to stockholders with this Proxy Statement, but does not constitute a part hereof.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The By-Laws provide for the Company's business to be managed by or under the direction of the Board. Directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified. On March 23, 2001, in connection with the Annual Meeting, the Board nominated Leonard E. Baum, Stephen B. Butler, Edmund F. Kelly, John R. Levine, Howard L. Morgan, Robert W. Powers, Jr., Jyoti Prakash and James H. Simons to serve as directors (the "Nominees"). Each of the Nominees is currently serving as a director of the Company. The Board anticipates that each of the Nominees will serve, if elected, as a director. However, if any person nominated by the Board is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board may recommend. The Board will consider a nominee for election to the Board recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the By-laws. See "Other Matters--Stockholder Proposals" for a summary of these requirements.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

RECOMMENDATION

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                  INFORMATION REGARDING DIRECTORS AND OFFICERS

    The following biographical descriptions set forth certain information with respect to the Nominees for election as directors at the Annual Meeting and the executive officers who are not directors, based on information furnished to the Company by each director and officer. The following information is as of April 10, 2001.

NOMINEES FOR ELECTION AS DIRECTORS

    LEONARD E. BAUM has been a director of the Company since 1992. Dr. Baum is currently an officer of three investment firms, Curfin International Ltd. and Rieton Corporation, of which he has served as President since 1980 and 1993, respectively, and Lebam Advisers, Inc., of which he has served as Vice President and a director since 1979. In addition, Dr. Baum has been a securities and commodities trader for Zeta Partners and a trustee of Lebam Advisers Pension Plan and Trust since 1993. He is 69 years old.

    STEPHEN B. BUTLER has served as Chief Executive Officer and as a director of the Company since September 5, 1997. Mr. Butler was elected to the office of President in January 1998. Prior to joining the Company, Mr. Butler served as President and Chief Executive Officer of TriQuest Design Automation Inc., an electronic design automation company, from October 1995 to July 1997. Prior to that, Mr. Butler held senior management positions at Quickturn Design
Systems, Inc., an electronic design automation company where he served as Senior Vice President of Sales, Marketing and Support from May 1993 until July 1995, and as Vice President of Sales from July 1991 until May 1993. He is 44 years old.

    EDMUND F. (TED) KELLY, PH.D., FSA has been a director of the Company since December 2000. Since April of 2000, he has served as the Chairman, President and Chief Executive Officer of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company, and has been the President and Chief Executive Officer of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company since March of 1992. From 1974 through March 1992, Dr. Kelly served in a variety of positions with Aetna Life and Casualty Company, serving as Group Executive in his last position. Dr. Kelly is a Director of Alliance of American Insurers, Boston College, The American Ireland Fund, Initiative for a Competitive Inner City (ICIC), and United Way of Massachusetts Bay. He is 56 years old.

    JOHN R. LEVINE has been a director of the Company since 1992. Since 1991, Dr. Levine has been employed by I.E.C.C., an Internet and computer services consulting company. He is 47 years old.

    HOWARD L. MORGAN has been a director of the Company since 1992. Since
June 1989, Dr. Morgan has been the President of The Arca Group, Inc., a high technology consulting and investment management firm and since January 1999 he has also been a Vice Chairman of IdeaLabs an Internet company incubator.
Dr. Morgan serves on the Board of Directors of the following publicly held companies: Cylink Corp., Franklin Electronic Publishers, Inc.,
Infonautics Inc., MyPoints.com and Unitronix. He is 54 years old.

    ROBERT W. POWERS, JR. has been a director of the Company since June 2000. Since 1999, Mr. Powers has worked at Applied Value and was one of the original founders of the firm. From 1982 through 1999, Mr. Powers served in a variety of roles in the Finance Department of Arthur D. Little. Mr. Powers was Vice President of Finance and Operations for Arthur D. Little's North American business and held a similar role for Arthur D. Little's European operations. He is 47 years old.

    JYOTI PRAKASH has been a director of the Company since March 2000.
Mr. Prakash serves as President, Chief Executive Officer, and Director of Vision Planner Inc., a privately held California software company. From June 1999 through August 25, 2000, Mr. Prakash served as Senior Vice President and General Manager of Worldwide Product Development at Segue Software, Inc. Prior to joining Segue, Mr. Prakash served as Vice-President of Engineering at MediaWay, Inc., an e-commerce software company, from June 1997 to June 1999. Prior to that, Mr. Prakash held Vice President of Engineering positions at MediaLink, a networking software company, from March 1996 to May 1997, and Chorus Systems, a software company, from January 1995 to March 1996. Prior to that, Mr. Prakash served as Vice President of Software at Quickturn
Design, Inc., an electronic design automation company, from June 1990 to January 1995. He is 57 years old.

    JAMES H. SIMONS has been Chairman of the Board since 1992 and a director since 1988. Since 1982, Dr. Simons has been the President and Chairman of Renaissance Technologies Corp. Dr. Simons also is a member of the Board of Directors of the following publicly held companies: Cylink Corp. and Franklin Electronic Publishers, Inc. He is 63 years old.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    THOMAS BOYLE joined the Company in February 2000 and serves as Senior Vice President of Marketing. Prior to that, from June to September 1998, Mr. Boyle was the Vice President of Corporate Marketing at Kronos Inc., a leading enterprise software solutions provider. He has also held senior marketing positions at PerSeptive Biosystens and Millipore Corp., as well as management positions in product development and operations. He is 51 years old.

    SAMUEL J. GALLO joined the Company in December 2000 and serves as Senior Vice President, Secretary and General Counsel. Prior to joining the Company, from 1986 through August 2000, Mr. Gallo served as Senior Vice President, Secretary, and General Counsel at Arthur D. Little, Inc., and from 1979 to 1986 as Risk Manager and Associate Counsel at Arthur D. Little, Inc. He is 53 years old.

    KENNETH W. HOADLEY joined the Company in December 1998 and serves as Senior Vice President of Product Development. Prior to joining the Company,
Mr. Hoadley held senior engineering management positions at TASKING Inc., an embedded systems tools company, and at Viewlogic Systems (now Innoveda), an electronic design automation company. He is 47 years old.

    ALEXANDER M. LEVI joined the Company in December 1997 and is currently Senior Vice President of International Sales. He also served as the Company's Senior Vice President of Worldwide Sales. Prior to joining the Company,
Mr. Levi served in a variety of roles at Quickturn Design Systems, Inc., an electronic design automation company, from February 1991 until 1997. Mr. Levi's most recent role at Quickturn Design Systems was that of Vice President of Asia Pacific Operations, which he held from October 1996 until he joined the Company. He is 43 years old.

    DOUGLAS ZACCARO, CPA, CMA joined the Company in May 1999 and has served as Chief Financial Officer and Treasurer of the Company since March 2000. From February 2000 to March 2000, he served as Vice President and Corporate Controller and Acting Chief Financial Officer of the Company, after serving as Vice President and Corporate Controller from January 2000 to February 2000, and Corporate Controller from May 1999 to December 1999. Mr. Zaccaro served as a consultant to the Company, providing Controller services from April 1999 until May 1999 when he joined the Company as Corporate Controller. Prior to that, Mr. Zaccaro was Vice President of Finance and Administration at Aranex Corporation (formerly IDEAssociates/IDE Corporation) from June 1996 to
June 1998, and was Controller at Aranex Corporation from March 1992 to
June 1996. He is 52 years old.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    MEETING ATTENDANCE. During Fiscal 2000, there were five meetings of the Board, and the various committees of the Board met a total of nine times.
Dr. Baum, attended fewer than 75% of total number of meetings of the Board and of committees of the Board on which he served during Fiscal 2000. No other director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during Fiscal 2000.

    The Board does not have a standing nominating committee. The full Board performs the function of such a committee.

    COMPENSATION COMMITTEE. The Board has also established a Compensation Committee, which met a total of four times during Fiscal 2000. The current members of the Compensation Committee are Dr. Simons and Dr. Morgan, who are both non-employee directors. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures. The Compensation Committee also administers the Company's 1996 Option Plan, the Company's 1998 Employee Stock Option and Grant Plan (the "1998 Option Plan") and the Company's Stock Purchase Plan. In administering the 1996 Option Plan and 1998 Option Plan, the Compensation Committee determines the options to be issued to eligible persons under the respective Option Plan and prescribes the terms and provisions of such options. In addition, the Compensation Committee construes and interprets each of the 1996 Option Plan and 1998 Option Plan and issuances thereunder, and establishes, amends and revokes rules and regulations for administration of the each of the Option Plans.

    AUDIT COMMITTEE.  Please see the Report of the Audit Committee below.

REPORT OF THE AUDIT COMMITTEE

    The Board has established an Audit Committee which met a total of five times in Fiscal 2000. The current members of the Audit Committee are Dr. Levine,
Dr. Morgan, who serves as Chairman, and Mr. Powers. The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of the Nasdaq Stock Market. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

    During 2000, the Audit Committee:

    - Reviewed and discussed the audited financial statements with the Company's management;

    - Discussed with the Company's independent auditors the matters required to be discussed by SAS No. 61; and

    - Discussed with the auditors their independence and received from the auditors disclosures regarding their independence.

    The Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, based on our review and discussions summarized above.

    The Audit Committee has adopted a written charter. The charter is included as Exhibit A to this proxy statement.

    INDEPENDENT PUBLIC ACCOUNTANTS. The Board is recommending that the stockholders ratify their appointment of Grant Thornton LLP for 2001. For the year ended December 31, 2000, the Company was billed the following fees for professional accounting services:

                      FEES BILLED BY INDEPENDENT AUDITORS

Audit Fees..................................................  $150,000
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees, which were primarily tax and benefit plan
  related...................................................  $ 71,425

    The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditors independence.

                                          By the Members of the Audit Committee

                                          John R. Levine
                                          Howard L. Morgan, Audit Committee
                                          Chairman
                                          Robert W. Powers, Jr.

CERTAIN TRANSACTIONS

    The Company has an agreement with Stephen B. Butler, Chief Executive Officer of the Company, pursuant to which Mr. Butler can borrow up to $304,848 under a mortgage loan which bears interest at the rate of prime, as published in the Wall Street Journal from time to time, per annum. Mr. Butler has borrowed $104,848 under the promissory note; this amount, plus accrued interest, under the promissory note was outstanding as of April 10, 2001.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    DIRECTORS. No directors of the Company receive compensation for their services as directors or as members of any of the committees of the Board. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board or meetings of any of the committees of the Board. Pursuant to the 1996 Option Plan, each non-employee director who becomes a member of the Board after April 2, 1996 receives a non-qualified stock option to purchase up to 12,000 shares of Common Stock, which option will vest over three years with 2,000 shares vesting after an initial six months of service and 1,000 shares vesting every three months thereafter assuming such non-employee director continues to serve on the Board. After serving on the Board for three years, such director shall receive on each anniversary of such director's appointment to the Board, a non-qualified stock option to purchase up to 4,000 shares of Common Stock, with 2,000 shares vesting after six months and 1,000 shares every three months thereafter assuming continued Board membership.

    Non-employee directors who were serving on the Board as of April 2, 1996 received, and will receive on each anniversary of such date, a non-qualified stock option to purchase up to 4,000 shares of Common Stock, with 2,000 shares vesting after six months and 1,000 shares every three months thereafter, assuming such non-employee director continues to serve on the Board. Non-qualified stock options granted to non-employee directors pursuant to the 1996 Option Plan will have an exercise price equal to the fair market value of shares of Common Stock on the date of grant and will have a ten-year term.

    EXECUTIVE OFFICERS. The following table provides certain information for the fiscal years ended December 31, 2000, 1999, and 1998 concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the four other most highly compensated persons who were serving as executive officers of the Company as of December 31, 2000, and two other most highly compensated persons who served as executive officers in 2000, but were not serving as executive officers of the Company as of December 31, 2000 (collectively, the "Named Executive Officers") for services rendered to the Company in all capacities.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                                  ANNUAL COMPENSATION        AWARDS
                                                                -----------------------   -------------
                                                                           COMMISSIONS     SECURITIES
                                                                               AND         UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITIONS(S)                        YEAR      SALARY      BONUSES         OPTIONS      COMPENSATION
-------------------------------                      --------   --------   ------------   -------------   -------------
Stephen B. Butler .................................    2000     $262,500     $ 31,250             --         $    --
  President and Chief Executive Officer                1999      250,000           --             --              --
                                                       1998      212,500       52,300             --              --

Alexander M. Levi .................................    2000      186,667       45,000         19,000              --
  Senior Vice President of International Sales         1999      150,000      270,214         23,000              --
                                                       1998(1)   148,962       71,359             --              --

Kenneth W. Hoadley(2) .............................    2000      136,412       34,235         31,950              --
  Senior Vice President of Product Development         1999      111,000       17,050         45,000              --
                                                       1998        4,250        5,000          3,000              --

Douglas Zaccaro(3) ................................    2000      147,917       15,000         52,000              --
  Chief Financial Officer and Treasurer                1999       66,705       22,650         22,000              --
                                                       1998           --           --             --              --

Thomas M. Boyle(4) ................................    2000      130,776       10,000         50,000              --
  Senior Vice President of Corporate Marketing         1999           --           --             --              --
                                                       1998           --           --             --              --

Jyoti Prakash(5) ..................................    2000      127,042       15,000         10,000          10,723(6)
  Senior Vice President, General Manager Worldwide     1999       93,923       23,500        150,000              --
  Product Development                                  1998           --           --             --              --

Dennis Favero(7) ..................................    2000       18,798           --             --         200,004(8)
  Senior Vice President and Chief Financial Officer    1999      115,032       14,500        100,000              --
                                                       1998           --           --             --              --

------------------------------

(1) Mr. Levi joined the Company in December 1997 as Senior Vice President of International Operations, however, Mr. Levi did not receive any compensation until January 1998. Mr. Levi now serves as Senior Vice President of International Sales.

(2) Mr. Hoadley joined the Company in December 1998.

(3) Mr. Zaccaro joined the Company in May 1999.

(4) Mr. Boyle joined the Company in February 2000.

(5) Mr. Prakash joined the Company in June 1999 as an officer and was elected to the Board in March 2000. He resigned from his position as an officer of the Company in August 2000, but remains a Director of the Company.

(6) Other compensation included $10,723 paid for relocation expenses.

(7) Mr. Favero joined the Company in May 1999 and resigned from the Company in February 2000.

(8) Other compensation included $200,004 pursuant to a termination agreement signed in March 2000.

    OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth information regarding stock options granted to each of the Named Executive Officers during the year ended December 31, 2000 to purchase shares of the Company's Common Stock. The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option. Actual gains, if any, on stock options, exercises and Common Stock holdings are dependent on the future performance of the Common Stock.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                NUMBER OF     PERCENT OF                                 ANNUAL RATES OF STOCK
                                SECURITIES   TOTAL OPTIONS                              PRICE APPRECIATION FOR
                                UNDERLYING    GRANTED TO     EXERCISE OR                    OPTION TERM(2)
                                 OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION   -----------------------
                                 GRANTED      FISCAL YEAR     PER SHARE       DATE          5%          10%
                                ----------   -------------   -----------   ----------   ----------   ----------
Stephen B. Butler.............        --           --%         $    --            --     $     --     $     --

Alexander M. Levi.............     5,000(1)       .29           12.563       2/28/10       39,504      100,111
                                   4,000(1)       .23            8.250       10/2/10       20,754       52,594
                                  10,000(1)       .58            4.500      12/31/10       28,300       71,718

Kenneth W. Hoadley............    12,000(1)       .70           12.563       2/28/10       94,810      240,266
                                   2,950(1)       .17            8.125       8/24/10       15,074       38,200
                                  17,000(1)       .99            8.250       10/2/10       88,202      223,522

Douglas Zaccaro...............    35,000(1)      2.04           12.563       2/28/10      276,528      700,777
                                  17,000(1)       .99            8.250       10/2/10       88,202      223,522

Thomas M. Boyle...............    25,000(1)      1.46           12.563       2/28/10      197,520      500,555
                                  25,000(1)      1.46            8.375        7/1/10      131,675      333,690

Jyoti Prakash.................    10,000(1)       .58           12.563       2/28/10       79,008      200,222

Dennis Favero.................        --           --               --            --           --           --

------------------------

(1) The options become exercisable over a four year period as follows: 1/8th of the number of options on the six month anniversary of the grant date and 1/48th of the number of options every month thereafter. The options are subject to the employee's continued employment. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable agreement.

(2) The amounts shown as potential realizable value illustrate what might be realized upon exercise immediately prior to expiration of the option term using the 5% and 10% appreciation rates established in regulations of the Securities and Exchange Commission, compounded annually. The potential realizable value is not intended to predict future appreciation of the price of the Company's Common Stock. The values shown do not consider nontransferability, vesting or termination of the options upon termination of employment.

    OPTION EXERCISES AND YEAR-END HOLDINGS. The following table sets forth the shares of Common Stock acquired and the value realized upon exercise of stock options during the year ended December 31, 2000 by each of the Named Executive Officers and certain information concerning stock options held by the Named Executive Officers as of December 31, 2000.

               AGGREGATE OPTION EXERCISE IN LAST FISCAL YEAR AND
                             YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-
                                                                 OPTIONS AT             THE-MONEY OPTIONS AT
                                   SHARES                      FISCAL YEAR-END           FISCAL YEAR-END(1)
                                 ACQUIRED ON    VALUE     -------------------------   -------------------------
NAME                              EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                             -----------   --------   -------------------------   -------------------------
Stephen B. Butler..............        --      $    --          300,000/100,000                       --/--

Alexander M. Levi..............        --           --            44,580/38,645                       --/--

Kenneth W. Hoadley.............        --           --            20,250/59,700                       --/--

Douglas Zaccaro................        --           --            14,251/59,749                       --/--

Thomas M. Boyle................        --           --             8,333/41,667                       --/--

Jyoti Prakash..................        --           --                    --/--                       --/--

Dennis Favero..................     3,125       10,350                    --/--                       --/--

------------------------

(1) Based on the fair market value of the Common Stock of $4.50 per share, the price of the last reported trade of the Common Stock on the Nasdaq National Market on December 29, 2000, less the option exercise price per share. Options are in-the-money if the fair market value of the shares covered thereby is greater than the option exercise price.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

    Each of the Named Executive Officers has entered into a non-competition, non-solicitation, non-disclosure and assignment of inventions agreement with the Company (the "Employment Agreement"), which restricts such officer from competing with the Company and from soliciting, diverting or attempting to solicit or divert any customers or employees of the Company during the term of the officer's employment and for one year after termination of such employment. The Employment Agreement also obliges the Named Executive Officer not to reveal any trade secrets or confidential information of the Company during the term of the officer's employment and for five years after termination of such employment. The Employment Agreement requires the Named Executive Officers to assign to the Company all right and interest in any intellectual property related to the business of the Company and developed by the officer during the term of the officer's employment with the Company.

    In February 1998, the Board adopted a policy that provides for the payment of severance benefits to, and the acceleration of the vesting of stock options held by, certain executive officers of the Company, including certain of the Named Executive Officers, in the event that such officer's employment with the Company or any successor entity is terminated either by the Company without cause (as defined) or by the officer for good reason (as defined) within the first year after a change in control (as defined) of the Company.

STOCK PERFORMANCE GRAPH

    The following graph provides a comparison of cumulative total stockholder return for the period from March 28, 1996 (the date on which the Common Stock was first publicly traded) through December 31, 2000, among the Company, the Nasdaq Stock Market-US and Foreign Companies Index (the "Nasdaq-US/Foreign Index") and the Center for Research in Security Prices ("CRSP") Computer and Data Processing Stocks Index (the "Peer Group Index," an index of Nasdaq National Market traded companies (both domestic and foreign) with Standard Industrial Classification Code Numbers from 7370 to 7379). The Stock Performance Graph assumes an investment of $100 in each of the Company and the two indices, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance. Data for the Nasdaq-US/Foreign Index and the Peer Group Index was provided to the Company by CRSP.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                              SEGUE SOFTWARE, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE    COMPANY  MARKET    PEER
            Index    Index    Index
12/29/95        0   95.971   96.146
1/31/96         0   96.624   95.158
2/29/96         0  100.423  101.076
3/28/96       100      100      100
3/29/96    97.674  100.634  100.661
4/30/96   137.209  108.859  112.423
5/31/96   160.465  113.816  116.128
6/28/96   138.372  108.429   111.88
7/31/96        50   98.636  100.211
8/30/96    60.465  104.298  102.897
9/30/96    63.953  112.122  114.112
10/31/96   62.209  110.923  112.098
11/29/96   59.302  117.666  120.139
12/31/96   84.884  117.499   118.65
1/31/97    63.953  125.942  129.413
2/28/97    51.163  119.178  118.929
3/31/97    45.349  111.471  110.154
4/30/97    44.186  114.807  124.505
5/30/97    47.093   127.77  138.168
6/30/97    63.372  131.738  141.207
7/31/97    39.535  145.471  155.915
8/29/97    38.953  145.094   151.74
9/30/97    42.442  154.156  154.454
10/31/97   38.953  145.818  151.294
11/28/97       50  146.119  155.117
12/31/97   50.581  143.427  145.832
1/30/98    47.093  147.823   156.82
2/27/98    56.105  161.919  178.013
3/31/98    60.465  168.086  192.672
4/30/98    68.605  170.953  194.293
5/29/98    60.465  161.704  180.675
6/30/98    71.512  171.887  213.421
7/31/98    74.419  169.631  206.309
8/31/98    74.709  135.393  167.607
9/30/98    76.744  153.071  200.231
10/30/98   88.663  160.229  194.553
11/30/98  102.035  176.594  225.155
12/31/98   94.186  198.654  260.159
1/29/99    82.558  227.067  314.538
2/26/99    57.267  207.038  278.996
3/31/99    44.767  222.637  313.782
4/30/99    21.512  230.246  297.776
5/28/99     29.36  223.989  290.598
6/30/99    33.721  243.793   326.41
7/30/99    38.081  239.703  307.189
8/31/99    40.407  248.789  323.464
9/30/99    63.663  249.213  339.926
10/29/99   59.593   269.59  365.501
11/30/99  120.349  303.306  424.216
12/31/99  116.279  370.349  571.586
1/31/00     54.07  358.349  505.142
2/29/00    65.698   428.54  598.118
3/31/00    57.267  416.713  565.229
4/28/00    40.698  350.707  433.388
5/31/00    38.953  308.429  380.666
6/30/00    38.953  361.179  461.863
7/31/00    40.116  341.752  414.845
8/31/00    38.081  382.008  467.546
9/29/00    38.372  333.586  427.413
10/31/00   30.233  305.445  391.073
11/30/00   15.698  235.143  284.382
12/29/00    20.93   223.64  264.454

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

    The Compensation Committee of the Board consists of Dr. Simons, Chairman, and Dr. Morgan. Dr. Simons and Dr. Morgan are both non-employee directors.

    The Compensation Committee establishes salaries, incentives and other forms of compensation for officers of the Company and administers the incentive compensation and benefit plans of the Company. These plans include the 1996 Option Plan, the 1998 Option Plan and the Stock Purchase Plan. The members of the Compensation Committee have prepared the following report on the Company's executive compensation policies and philosophy for Fiscal 2000.

GENERAL

    The Compensation Committee (the "Committee") of the Board is composed of two independent outside directors. There are no insiders on the Committee and there are no Committee members with interlocking relationships with the Company. The Chief Executive Officer ("CEO"), the Chief Financial Officer ("CFO") and the General Counsel of the Company are invited to attend and participate in Committee meetings from time to time, except when their compensation is being discussed. The CEO makes recommendations to the Committee regarding compensation for all other executive officers and for any incentive bonuses for all other employees. Base pay, discretionary year-end bonus payments and commission payments to sales employees are determined by the CEO in conjunction with other members of the management team. The Compensation Committee considers the CEO's recommendations, approves or revises them, and submits its conclusions to the Board. The Board has final authority regarding executive compensation and any incentive bonus compensation for all other employees.

COMPENSATION PHILOSOPHY

    In recognition that the recruitment of personnel in the computer software industry is highly competitive, the Company's compensation policies, both for executive and non-executive employees, are structured to attract and retain highly skilled technical, marketing, sales and management personnel. The Committee and the Board believe that the compensation of the Company's executive officers should be significantly influenced by the Company's performance. Accordingly, the Company's practice has been to establish base cash salaries at levels deemed appropriate by the Committee based on historic Company compensation levels and the Committee's experience and knowledge as to compensation levels at other companies. In assessing compensation levels, the Committee has periodically reviewed industry specific compensation surveys and consulted with the Company's Human Resources Department.

    The Committee has established a formal bonus program for the executive officers for Fiscal 2000. Under the program, fifty percent of each executive officer's individual potential bonus is based on the Company achieving certain quarterly and annual revenue and profitability goals; the remaining fifty percent is based on the attainment of certain individually tailored goals. The total available pool for the bonus program for the executive officers for Fiscal 2000 was $695,000 of which the Committee determined to pay out a total of $125,570. The bonus pool allocated to the executive officers is based on the Committee's evaluation of historical performance and discussions with the CEO.

    The Company also maintains the 1996 and 1998 Option Plans to provide long-term incentives to maximize stockholder value by rewarding employees for the long-term appreciation of the Company's share price. Stock options are typically subject to vesting over a four-year period. Generally, option grants are made to employees in connection with their initial hire. The Board also approves option grants in connection with a significant change in responsibilities, as a reward for outstanding performance, and to provide incentives for continued employment. The number of shares subject to each stock option granted is based on anticipated future contribution and the ability of the individual to affect corporate results.

    The total compensation for the Named Executive Officers is described in this Proxy Statement starting on page 7 and the compensation for Mr. Butler is also discussed below.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    STEPHEN B. BUTLER. The CEO of the Company received base salary payments of $262,500 in Fiscal 2000, which were determined by reference to competitive compensation survey data as well as the Company's historical practices and internal salary structures. The Committee has voted to maintain the salary of the CEO at the current level of $325,000 per annum for the year ended
December 31, 2001.

    For Fiscal 2000, Mr. Butler was awarded a bonus of $31,250 and was not awarded any stock options.

INTERNAL REVENUE CODE SECTION 162(m)

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a per-person limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not, however, disallow a deduction for the qualified "performance based compensation" the material terms of which are disclosed to and approved by stockholders. The Company does not anticipate that the compensation for any of the Named Executive Officers will exceed $1,000,000 in the current taxable year, but intends to take appropriate action to comply with such regulations, if applicable, in the future.

                                          James H. Simons
                                          Howard L. Morgan

                       COMPENSATION COMMITTEE INTERLOCKS
                AND INSIDER PARTICIPATION; CERTAIN TRANSACTIONS

    No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of April 2, 2001 concerning the ownership of Common Stock by (i) each person or "group" (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Named Executive Officers, (iii) each director and nominee for director of the Company and (iv) all directors and executive officers as a group (13 persons). Except as otherwise indicated, each person listed below has sole voting and investment power over the shares of Common Stock shown as beneficially owned.

                                                            SHARES BENEFICIALLY
                                                                  OWNED(1)
                                                            --------------------
NAME AND ADDRESS**                                           NUMBER     PERCENT
------------------                                          ---------   --------
James H. Simons(2) .......................................    938,639     9.85%
  Renaissance Technology Corp.
  800 Third Avenue
  New York, New York 10022

Dimensional Fund Advisors(3) .............................    490,800     5.15%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401

Stephen B. Butler(4)......................................    300,000     3.15%
Douglas Zaccaro(5)........................................     33,493        *
Thomas M. Boyle(6)........................................     14,006        *
Kenneth W. Hoadley(7).....................................     33,161        *
Alexander M. Levi(4)......................................     49,330        *
Dennis Favero.............................................         --       --
Leonard E. Baum(8)........................................    117,836     1.24%
Edmund F. Kelly...........................................         --       --
John R. Levine(9).........................................    170,118     1.78%
Howard L. Morgan(10)......................................     35,000        *
Robert W. Powers, Jr.(4)..................................      3,000        *
Jyoti Prakash(11).........................................      3,827        *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (13         1,709,077    17.93%
  PERSONS)................................................

------------------------

   * Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.

  ** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

 (1) The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at April 2, 2001 (9,532,907 shares), plus shares of Common Stock subject to stock options held by each listed beneficial owner that are currently exercisable or exercisable within 60 days following April 2, 2001.

 (2) Includes (i) 111,666 shares of Common Stock owned by Dr. Simons,
     (ii) 806,973 shares of Common Stock owned by Bermuda Trust Company, as Trustee of the Lord Jim Trust (a trust of which Dr. Simons and the members of his family are the beneficiaries), but as to which Dr. Simons disclaims beneficial ownership and (iii) 20,000 shares of Common Stock which may be purchased within 60 days of April 2, 2001 upon the exercise of stock options.

 (3) Based solely on a Schedule 13G filed on behalf of Dimensional Fund Advisors ("Dimensional") with the Securities and Exchange Commission on February 2, 2001. According to such Schedule 13G, Dimensional was the beneficial owner of 490,800 shares of Common Stock.

 (4) Shares of Common Stock which may be purchased within 60 days of April 2, 2001 upon the exercise of stock options.

 (5) Includes (i) 23,021 shares of Common Stock which may be purchased within 60 days of April 2, 2001 upon the exercise of stock options, (ii) 9,472 shares of stock owned by Mr. Zaccaro, (iii) 500 shares owned jointly by Mr. Zaccaro and his spouse, and (iv) 500 shares owned for the benefit of Mr. Zaccaro's minor children.

 (6) Includes (i) 13,542 shares of Common Stock which may be purchased within 60 days of April 2, 2001 upon the exercise of stock options, (ii) 464 shares of stock owned by Mr. Boyle.

 (7) Includes (i) 29,573 shares of Common Stock which may be purchased within 60 days of April 2, 2001 upon the exercise of stock options, (ii) 3,588 shares of stock owned by Mr. Hoadley.

 (8) Includes (i) 30,000 shares of Common Stock which may be purchased within 60 days of April 2, 2001 upon the exercise of stock options, and
     (ii) 87,836 shares of Common Stock of which Dr. Baum is one of three trustees and shares voting and investment power over such shares.

 (9) Includes (i) 30,000 shares of Common Stock which may be purchased within 60 days of April 2, 2001 upon exercise of stock options and (ii) 140,118 shares of Common Stock owned by Dr. Levine.

 (10) Includes (i) 20,000 shares of Common Stock which may be purchased within 60 days of April 2, 2001 upon the exercise of stock options, and
      (ii) 15,000 shares of Common Stock owned by Dr. Morgan.

 (11) Includes 3,827 shares if Common Stock owned by Mr. Prakash.

           PROPOSAL 2: APPROVAL OF THE STOCK PURCHASE PLAN AMENDMENT

    The Company's Board of Directors has adopted, and is seeking stockholder approval of, an amendment (the "Stock Purchase Plan Amendment") to the Company's 1996 Employee Stock Purchase Plan, as amended (the "Stock Purchase Plan"), that would increase the number of shares of Common Stock available for purchase by eligible employees of the Company through the Stock Purchase Plan by 300,000 shares.

    The Board believes that it is in the best interest of the Company to encourage stock ownership by employees of the Company. The increase in the number of shares of Common Stock available for purchase under the Stock Purchase Plan will allow eligible employees of the Company to continue to purchase shares of the Company directly from the Company. On April 2, 2001, the closing price of the Common Stock as reported on the Nasdaq Stock Market was $5.094 per share.

    At the Annual Meeting, the stockholders of the Company will be asked to approve the Stock Purchase Plan Amendment described above. Approval by the stockholders of the Company is required for the Stock Purchase Plan, as so amended, to qualify for favorable treatment under the Code.

SUMMARY OF THE STOCK PURCHASE PLAN

    The Stock Purchase Plan provides that all employees of the Company who have been employed for at least three months by the Company and work at least
20 hours per week and at least five months per calendar year are eligible to participate in the Stock Purchase Plan, except for persons who are deemed under
Section 423(b)(3) of the Code to own 5% or more of the voting stock of the Company. The Stock Purchase Plan is administered by the Compensation Committee.

    The Stock Purchase Plan provides for two "purchase periods" within each year, the first commencing on February 16 of each year and continuing through August 15 of such year, and the second commencing on August 16 of each year and continuing through February 15 of the following year. Eligible employees may elect to become participants in the Stock Purchase Plan by enrolling prior to each semi-annual date for the granting of an option to purchase shares under the Stock Purchase Plan. Shares are purchased through the accumulation of payroll deductions of not less than 1% nor more than 10% of each participant's compensation. The maximum number of shares of Common Stock that can be purchased under the Stock Purchase Plan during any one calendar year is that number having an aggregate fair market value of $25,000 on the first day of the purchase period pursuant to which the shares are purchased. The number of shares to be purchased is determined by dividing the participant's balance in the plan account on the last day of the purchase period by the purchase price per share for the stock. The purchase price per share will be the lower of 85% of the fair market value of the Common Stock as of either the beginning or ending date of the semi-annual purchase period of shares for the participant's account. An option granted under the Stock Purchase Plan is not transferable by the participant except by will or by the laws of descent and distribution. Employees may cease their participation in the offering at any time during the offering period, and participation automatically ceases on termination of employment with the Company.

FEDERAL INCOME TAX CONSIDERATIONS UNDER THE STOCK PURCHASE PLAN

    The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423(b) of the Code, which provides that an employee participating in the plan is not required to pay any federal income tax when joining the Stock Purchase Plan or when purchasing the shares of Common Stock at the end of an offering. The employee is, however, required to pay federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them.

    The following is a summary of the federal income tax consequences resulting from acquiring stock under the Stock Purchase Plan:

    If shares acquired under the Stock Purchase Plan are sold more than two years after the first day of the purchase period pursuant to which the shares were purchased, no taxable income results if the proceeds of the sale are equal to or less than the price paid for the shares. If the proceeds of the sale are higher than the purchase price, the employee will recognize ordinary income for the year in which the sale occurs equal to the lesser of (a) 15% of the fair market value of the Common Stock on the first day of the purchase period pursuant to which the shares were purchased or (b) the excess of the amount actually received for the shares over the amount paid. In addition, the employee may recognize long-term capital gain or loss in an amount equal to the difference between the proceeds of the sale and the employee's basis in the shares (i.e., the employee's purchase price plus the amount taxed to the employee as ordinary income). The employee will receive long-term capital gain or loss treatment if he or she has held the shares for at least 12 months. No deduction is allowed to the Company.

    If shares acquired under the Stock Purchase Plan are sold within two years of the first day of the purchase period pursuant to which the shares were purchased, the employee will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the employee's purchase price. This amount is reportable as ordinary income even if no profit was realized on the sale of shares or the shares were sold at a loss. Long-term or short-term (depending on the holding period for the shares) capital gain or loss will be recognized in an amount equal to the difference between the proceeds of sale and the employee's basis in the shares. The amount reportable as ordinary income from a sale made within two years of the first day of the purchase period pursuant to which the shares were purchased will generally be allowed as a tax deduction to the Company.

STOCK PURCHASE PLAN BENEFITS

    No employee of the Company has purchased shares of Common Stock out of the additional 300,000 shares of Common Stock that may be purchased by eligible employees under the Stock Purchase Plan if the Stock Plan Amendment is adopted by the stockholders. Accordingly, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the Stock Purchase Plan as amended by the Stock Plan Amendment are not determinable.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the affirmative vote of a majority of the votes cast affirmatively or negatively is necessary under the By-laws for the approval of the Stock Purchase Plan Amendment. A quorum being present, the affirmative vote of a majority of the total votes cast in person or by proxy is necessary under the Nasdaq Stock Market rules for approval of the Stock Purchase Plan Amendment.

RECOMMENDATION

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE INCREASE IN SHARES UNDER THE STOCK PURCHASE PLAN.

                   PROPOSAL 3: RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Company has appointed the accounting firm of Grant Thornton LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2001. Grant Thornton LLP has served the Company in such capacity since February 2000.

    On February 1, 2000, PricewaterhouseCoopers LLP resigned as the independent accountants of the Company for the fiscal year ended December 31, 1999. The reports of PricewaterhouseCoopers LLP on the Company's financial statements for the two fiscal years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principle.

    In connection with its audits for the two most recent fiscal years preceding PricewaterhouseCoopers LLP's resignation and through February 7, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

    During the two most recent fiscal years preceding PricewaterhouseCoopers LLP's resignation and through February 7, 2000, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company announced on February 7, 2000 that it would revise the amount of the charge initially recorded in the fourth quarter of 1997 for in-process research and development resulting from its acquisition of SQLBench. The revision resulted in the restatement of the Company's financial statements in its Annual Reports on Form 10-K for the years ended December 31, 1997 and 1998 and its Quarterly Reports on Form 10-Q for the first three quarters in each of 1998 and 1999.

    The Company had requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities Exchange Commission (the "Commission") stating whether or not it agreed with the above statements. A copy of such letter dated February 7, 2000 was filed as an exhibit to the Report on Form 8-K filed by the Company with the Commission on February 8, 2000.

    The Company engaged Grant Thornton LLP as its new independent accountants as of February 1, 2000. The engagement was approved by the Audit Committee of the Company's Board of Directors. During the two most recent fiscal years prior to engaging Grant Thornton LLP and through February 1, 2000, the Company did not consult with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed,
(ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

    Although the Company is not required to submit the ratification and approval of the selection of its accountants to a vote of stockholders, the Board believes it is sound policy and in the best interests of the stockholders to do so. In the event that ratification of the appointment of Grant Thornton LLP as the Company's independent public accountants is not obtained at the Annual Meeting, the Board will reconsider its appointment. Representatives of Grant Thornton LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the affirmative vote of a majority of the votes cast affirmatively or negatively is necessary to ratify the appointment of the independent public accountants.

RECOMMENDATION

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock, to file reports of ownership and changes in ownership with the Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% shareholders are required by applicable regulations to furnish the Company with copies of all reports filed by such persons pursuant to Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder. Based solely on its review of the copies of such reports received by it, the Company believes that for the fiscal year ended December 31, 2000, all filing requirements applicable to its officers, directors and such 10% beneficial owners were complied with, except that one report for each of Messrs. Gallo, Kelly, Boyle and Hoadley, relating to becoming a reporting person and one report for Mr. Boyle, relating to one transaction, were inadvertently not filed on a timely basis. As of the date of this proxy statement all such reports have since been filed.

                                 OTHER MATTERS

EXPENSES OF SOLICITATION

    The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

STOCKHOLDER PROPOSALS

    Any stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act and intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company on or before December 28, 2001 to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board in connection with such meeting.

    Any stockholder proposals intended to be presented at the Company's 2002 Annual Meeting, other than a stockholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act, must be received in writing by the Secretary of the Company at the principal executive office of the Company no later than the close of business on April 9, 2002, nor prior to March 8, 2002, together with all supporting documentation required by the Company's By-laws.

OTHER MATTERS

    The Board does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2000 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 27, 2001, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO SAMUEL GALLO, SENIOR V.P., GENERAL COUNSEL AND SECRETARY, SEGUE SOFTWARE, INC., 201 SPRING STREET, LEXINGTON, MASSACHUSETTS 02421.

    REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                          By order of the Board of Directors:

                                          SAMUEL GALLO
                                          SECRETARY

Lexington, Massachusetts
April 27, 2001

                                                                       EXHIBIT A

                              SEGUE SOFTWARE, INC.

                            AUDIT COMMITTEE CHARTER

I.  GENERAL STATEMENT OF PURPOSE

    The Audit Committee of the Board of Directors (the "Audit Committee") of Segue Software, Inc. (the "Company") oversees on behalf of the Board of Directors (the "Board") management's and the independent auditor's participation in the Company's financial reporting process. The primary objective of the Audit Committee inin exercising its oversight function is to promote and preserve the integrity of the Company's financial statements and the independence of the Company's independent auditor.

II. AUDIT COMMITTEE COMPOSITION

    The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. MEETINGS

    The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV. AUDIT COMMITTEE ACTIVITIES

    The principal activities of the Audit Committee will generally include the following:

    A.  REVIEW OF CHARTER

    - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

    B.  AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

    - Review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

    - Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

        (i) the Company's annual audited financial statements, including any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements;

        (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements; and

       (iii) major changes in and other questions regarding accounting and auditing principles and procedures.

    - Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995.

    - Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information.

    - Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

    - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor's concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K.

    - Prepare the Audit Committee report required by Item 306 of Regulation S-K of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

    C.  UNAUDITED QUARTERLY FINANCIAL STATEMENTS

    - Review and discuss with management and the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

    D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

    - Recommend to the Board the appointment of the independent auditor.

    - Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

    - Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgement of the Audit Committee, recommend that the Board replace the independent auditor.

    - Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

    - Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented; discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such discussion take or recommend that the Board take appropriate action to oversee the independence of the independent auditor.

    F.  GENERAL

    - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

    - Perform such other oversight functions as may be requested by the Board.

    - In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals consulted with by the Audit Committee. The Audit Committee shall have the authority to retain special legal, accounting or other experts, advisors or professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

    - Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

                             PLEASE DATE, SIGN AND MAIL YOUR
                           PROXY CARD BACK AS SOON AS POSSIBLE!


                             ANNUAL MEETING OF STOCKHOLDERS
                                  SEGUE SOFTWARE, INC.


                                      JUNE 8, 2001


                      Please Detach and Mail in the Envelope Provided

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A  /X/   Please mark your
         votes as in this
         example.


1. To elect the nominees listed at right to the Board of Directors to hold office until the 2002 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

                  FOR                        WITHHELD
                                             FOR ALL

                 /  /                         /  /


/  /
     -------------------------------------------------
     For all nominees except as noted above.

NOMINEES:

     Leonard E. Baum
     Stephen B. Butler
     Edmund F. Kelly
     John R. Levine
     Howard L. Morgan
     Robert W. Powers, Jr.
     Jyoti Prakash
     James H. Simons

2. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan, as amended.

                   FOR             AGAINST              ABSTAIN

                  /  /              /  /                 /  /

3. To ratify the appointment of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

                   FOR             AGAINST              ABSTAIN

                  /  /              /  /                 /  /

4. In their discretion, the Proxies are authorized to vote upon any other matters that may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.


Signature _________________________________________  Date: ___________________



Signature _________________________________________  Date: ___________________


NOTE: For joint accounts, each owner should sign. Executors, administrators, trustees, corporate officers and others acting in a representative capacity should give full title or authority.

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


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                   REVOCABLE PROXY/VOTING INSTRUCTION CARD


                             SEGUE SOFTWARE, INC.

                               201 SPRING STREET
                              LEXINGTON, MA 02421

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JUNE 8, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Stephen B. Butler, Douglas Zaccaro and Samuel J. Gallo, and each of them, as proxies of the undersigned (the "Proxies"), with full power to substitute, and authorizes each of them to represent and to vote all shares of common stock, par value $.01 per share, of Segue Software, Inc. (the "Company") held by the undersigned at the close of business on April 20, 2001, at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Conference Center of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Friday, June 8, 2001 at 10:00 a.m., Boston time, and at any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the 2000 Annual Report to Stockholders. This Proxy may be revoked at any time before it is exercised.

     THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" THE PROPOSALS IN PARAGRAPHS 1, 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT TO THE COMPANY.

   PLEASE SIGN AND DATE THIS PROXY ON REVERSE SIDE AND RETURN PROMPTLY
                        IN THE ENCLOSED ENVELOPE.

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